                                                                  Exhibit 99.05

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

  The unaudited pro forma financial information presented on the following pages is derived from the historical financial statements of Adelphia Communications Corporation and subsidiaries ("Adelphia"), FrontierVision Partners, L.P. and subsidiaries ("FrontierVision"), Century Communications Corp. and subsidiaries ("Century"), Harron Communications Corp. and subsidiaries ("Harron") and Olympus Communications, L.P. and subsidiaries ("Olympus"). The unaudited pro forma condensed consolidated balance sheet information as of June 30, 1999 gives pro forma effect to: (i) the pending acquisitions by Adelphia of FrontierVision, Century, Harron and the interests in Olympus held by subsidiaries of FPL Group ("Telesat"), and (ii) the intended sale by Adelphia of Class B common stock to Highland Holdings (an entity controlled by members of the family of John J. Rigas, principal shareholders of Adelphia) to be completed by January 23, 2000, as if all such transactions had been consummated on June 30, 1999. The unaudited pro forma condensed consolidated statements of continuing operations information for the nine months ended December 31, 1998 and the six months ended June 30, 1999 have been presented as if: (i) the financing and securities offerings of Adelphia and its majority owned subsidiary, Hyperion Telecommunications, Inc. ("Hyperion") completed after April 1, 1998, (ii) the pending acquisitions by Adelphia of FrontierVision, Century, Harron and Telesat's interests in Olympus, and (iii) the intended sale by Adelphia of Class B common stock to Highland Holdings to be completed by January 23, 2000, had all been consummated on April 1, 1998.

  The unaudited pro forma financial information gives effect to the pending acquisitions by Adelphia of FrontierVision, Century, Harron and Telesat's interests in Olympus under the purchase method of accounting and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial information presented on the following pages. The allocations of the purchase prices for the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus are based on preliminary estimates and are subject to final allocation adjustments.

  The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes or any adjustments to selling and marketing expenses for any future operating changes.

  The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the pending acquisitions and the securities offerings been consummated on the dates for which such transactions are being given effect. The pro forma adjustments reflecting the consummation of the pending acquisitions and the securities offerings are based upon the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements.

  The unaudited pro forma condensed consolidated financial information presented on the following pages should be read in conjunction with the audited and unaudited historical financial statements (including the notes thereto) of Adelphia and Olympus, which are contained in their respective reports on Form 10-K and quarterly reports on Form 10-Q not included in this current report on Form 8-K, and of FrontierVision, Century and Harron, which are included elsewhere in this current report on Form 8-K.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 June 30, 1999
                            (Dollars in thousands)

                                                                                       Adelphia     Olympus   FrontierVision
                                                                                       Pro Forma   Pro Forma    Pro Forma
                          Adelphia     Olympus    FrontierVision  Century*    Harron  Adjustments Adjustments  Adjustments
                             (a)         (a)           (a)          (a)        (a)        (b)         (c)          (d)
                         -----------  ----------  -------------- ----------  -------- ----------- ----------- --------------
Assets:
Property, plant
and equipment--
net..............        $ 1,581,065  $  379,346    $  363,434   $  585,693  $143,225  $     --    $  17,713    $      --
Intangible
assets--net......          1,167,479     568,044       801,959      455,149    80,197        --       76,867      941,293
Cash and cash
equivalents......            802,701       5,197        10,300      626,155    10,779   375,000     (108,000)    (550,000)
Investment in and
amounts
due from Olympus..           703,754          --            --           --        --        --     (703,754)          --
Other assets--
net..............            586,463      29,534        40,843      133,302   154,511        --       12,410       23,300
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
 Total assets....        $ 4,841,462  $  982,121    $1,216,536   $1,800,299  $388,712  $375,000    $(704,764)   $ 414,593
                         ===========  ==========    ==========   ==========  ========  ========    =========    =========
Liabilities,
Redeemable
Preferred Stock
and
Stockholders'/
Partners' Equity
(Deficiency):
Subsidiary debt..        $ 1,388,412  $  207,503    $1,401,955   $2,042,690  $305,469  $     --    $      --    $(247,129)
Parent debt......          2,406,127          --            --           --        --        --           --           --
Deferred income
taxes............            105,530      41,131        10,469        5,290     9,626        --           --           --
Other
liabilities......            262,085     909,856        59,148      142,723    19,228        --     (859,081)          --
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
 Total
 liabilities.....          4,162,154   1,158,490     1,471,572    2,190,703   334,323        --     (859,081)    (247,129)
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
Minority
interests........             19,146          --            --       74,915     1,000        --           --           --
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
Hyperion
Redeemable
Exchangeable
Preferred Stock..            244,153          --            --           --        --        --           --           --
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..            148,277          --            --           --        --        --           --           --
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
Stockholders'/Partners'
equity
(deficiency):
Convertible
preferred stock..                 30          --            --           --        --        --           --           --
Common stock.....                622          --            --        1,095       482        52           --           70
Additional paid-
in capital.......          2,317,383          --            --      191,234    28,323   316,849      (22,052)     406,616
Retained earnings
(accumulated
deficit).........         (1,842,991)         --            --     (513,830)   24,584        --           --           --
Class A common
stock held in
escrow...........            (58,099)         --            --           --        --    58,099           --           --
Treasury stock,
at cost and
other............           (149,213)         --            --     (143,818)       --        --           --           --
Partners'
deficiency.......                 --    (176,369)     (255,036)          --        --        --      176,369      255,036
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
 Stockholders'/Partners'
 equity
 (deficiency)....            267,732    (176,369)     (255,036)    (465,319)   53,389   375,000      154,317      661,722
                         -----------  ----------    ----------   ----------  --------  --------    ---------    ---------
 Total...........        $ 4,841,462  $  982,121    $1,216,536   $1,800,299  $388,712  $375,000    $(704,764)   $ 414,593
                         ===========  ==========    ==========   ==========  ========  ========    =========    =========
                           Century      Harron
                          Pro Forma    Pro Forma    Pro Forma
                         Adjustments  Adjustments    Adelphia
                             (e)          (f)      Consolidated
                         ------------ ------------ -------------
Assets:
Property, plant
and equipment--
net..............        $  806,271   $  184,110   $ 4,060,857
Intangible
assets--net......         4,325,086    1,104,197     9,520,271
Cash and cash
equivalents......          (825,659)     (81,129)      265,344
Investment in and
amounts
due from Olympus..               --           --            --
Other assets--
net..............                --     (145,921)      834,442
                         ------------ ------------ -------------
 Total assets....        $4,305,698   $1,061,257   $14,680,914
                         ============ ============ =============
Liabilities,
Redeemable
Preferred Stock
and
Stockholders'/
Partners' Equity
(Deficiency):
Subsidiary debt..        $       --   $  784,531   $ 5,883,431
Parent debt......                --           --     2,406,127
Deferred income
taxes............         1,100,000      336,176     1,608,222
Other
liabilities......                --       (5,061)      528,898
                         ------------ ------------ -------------
 Total
 liabilities.....         1,100,000    1,115,646    10,426,678
                         ------------ ------------ -------------
Minority
interests........                --       (1,000)       94,061
                         ------------ ------------ -------------
Hyperion
Redeemable
Exchangeable
Preferred Stock..                --           --       244,153
                         ------------ ------------ -------------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..                --           --       148,277
                         ------------ ------------ -------------
Stockholders'/Partners'
equity
(deficiency):
Convertible
preferred stock..                --           --            30
Common stock.....              (608)        (482)        1,231
Additional paid-
in capital.......         2,548,658      (28,323)    5,758,688
Retained earnings
(accumulated
deficit).........           513,830      (24,584)   (1,842,991)
Class A common
stock held in
escrow...........                --           --            --
Treasury stock,
at cost and
other............           143,818           --      (149,213)
Partners'
deficiency.......                --           --            --
                         ------------ ------------ -------------
 Stockholders'/Partners'
 equity
 (deficiency)....         3,205,698      (53,389)    3,767,745
                         ------------ ------------ -------------
 Total...........        $4,305,698   $1,061,257   $14,680,914
                         ============ ============ =============

-----
*As of May 31, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 June 30, 1999
               (Dollars in thousands, except per share amounts)

(a) Represents historical amounts.

(b) Represents the net effects of: (i) receipt of net proceeds from the intended offering of $375,000 of Adelphia Class B common stock to Highland Holdings (which is the maximum commitment) at an assumed price of $60.76 per share and (ii) the release of 1,000,000 shares of Class A common stock held in escrow, as a deposit for the FrontierVision acquisition.

(c) Represents the net effects of Adelphia's purchase of Telesat's interests in Olympus for $108,000 and the associated preliminary adjustments to the historical balance sheet of Olympus recorded in conjunction with applying purchase accounting including an initial allocation of $21,197 and $84,788 to Property, plant and equipment--net and Intangible assets--net, respectively. The purchase by Adelphia of Telesat's interests in Olympus will result in the consolidation of Olympus with Adelphia; accordingly, this also includes elimination of all significant intercompany accounts and transactions.

(d) Represents the net effects of: (i) issuance of 7,000,000 shares of Adelphia Class A common stock at $58.10 per share (the average of the closing prices of Adelphia Class A common stock for the three trading days before and three trading days after the date of the acquisition agreement), (ii) $550,000 cash portion of the acquisition,
    (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $941,293 to Intangible assets--net, (iv) the elimination of $247,129 of affiliate debt not assumed in the acquisition and (v) certain other working capital adjustments.

(e) Represents the net effects of: (i) issuance of approximately 48,700,000 shares of Adelphia Class A common stock at $56.30 per share (the average of the closing prices of Adelphia Class A common stock for the three trading days before and three trading days after the date of the merger agreement), (ii) approximately $826,000 cash portion of the acquisition,
    (iii) preliminary estimate of deferred tax liability impact due to acquisition and (iv) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $806,271 and $4,325,086 to Property, plant and equipment--net and Intangible assets--net, respectively.

(f) Represents the net effects of: (i) approximately $1,170,000 acquisition price funded with cash and through additional borrowings under Adelphia's subsidiaries' credit facilities, net of repayment of existing Harron subsidiary debt, (ii) non-cable television assets excluded from the acquisition, (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $192,101 and $1,104,579 of the purchase price to Property, plant and equipment--net and Intangible assets--net, respectively and (iv) preliminary estimate of deferred tax liability impact due to acquisition.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                      Nine Months Ended December 31, 1998
               (Dollars in thousands, except per share amounts)

                                                                                             Adelphia        Olympus
                                    Adelphia   Olympus   FrontierVision Century*   Harron    Pro Forma      Pro Forma
                                       (a)       (a)          (a)          (a)       (a)    Adjustments    Adjustments
                                    ---------  --------  -------------- ---------  -------  -----------    -----------
Revenues........                    $ 507,155  $164,724     $191,315    $ 387,726  $93,548   $     --       $     --
                                    ---------  --------     --------    ---------  -------   --------       --------
Operating
expenses:
 Direct
 operating and
 programming....                      167,963    56,586       95,907       85,284   36,728         --             --
 Selling,
 general and
 administrative..                     107,249    39,153        5,216       87,696   23,424     10,456(b)     (10,456)(h)
 Depreciation
 and
 amortization...                      140,823    39,683       90,608      125,864   16,702         --          3,180(i)
                                    ---------  --------     --------    ---------  -------   --------       --------
 Total..........                      416,035   135,422      191,731      298,844   76,854     10,456         (7,276)
                                    ---------  --------     --------    ---------  -------   --------       --------
Operating income
(loss)..........                       91,120    29,302         (416)      88,882   16,694    (10,456)         7,276
                                    ---------  --------     --------    ---------  -------   --------       --------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                       36,000        --           --           --       --    (36,000)(c)         --
 Interest
 expense--net...                     (191,593)  (48,129)     (88,667)    (143,830)  (9,079)   (28,560)(d)      7,932(j)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                      (48,891)       --           --           --       --     49,005(e)          --
 Equity in loss
 of Hyperion
 joint
 ventures.......                       (9,580)       --           --           --       --         --             --
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                       25,772        --           --       (9,334)      --         --             --
 Hyperion
 preferred stock
 dividends......                      (21,536)       --           --           --       --         --             --
 Gain on sale of
 assets.........                           --     7,215           --        5,186       --         --             --
 Other..........                        1,113       316         (398)          --    5,354         --             --
                                    ---------  --------     --------    ---------  -------   --------       --------
 Total..........                     (208,715)  (40,598)     (89,065)    (147,978)  (3,725)   (15,555)         7,932
                                    ---------  --------     --------    ---------  -------   --------       --------
(Loss) income
before income
taxes
and extraordinary loss..             (117,595)  (11,296)     (89,481)     (59,096)  12,969    (26,011)        15,208
Income tax
benefit
(expense).......                        6,802      (115)       2,927       19,104    7,345     74,034(f)          --
                                    ---------  --------     --------    ---------  -------   --------       --------
(Loss) income
from continuing
operations......                     (110,793)  (11,411)     (86,554)     (39,992)  20,314     48,023         15,208
Dividend
requirements
applicable
to preferred stock..                  (20,718)       --           --           --       --    (23,719)(g)         --
                                    ---------  --------     --------    ---------  -------   --------       --------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations......                    $(131,511) $(11,411)    $(86,554)   $ (39,992) $20,314   $ 24,304       $ 15,208
                                    =========  ========     ========    =========  =======   ========       ========
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                    $   (3.63)
                                    =========
Weighted average
shares of common
stock outstanding (in thousands)..     36,226
                                    =========
                                    FrontierVision    Century       Harron        Pro Forma
                                      Pro Forma      Pro Forma     Pro Forma       Adelphia
                                     Adjustments    Adjustments   Adjustments    Consolidated
                                    --------------- ------------- -------------- ---------------
Revenues........                       $     --      $ 98,208(n)   $  (6,688)(p)  $1,435,988
                                    --------------- ------------- -------------- ---------------
Operating
expenses:
 Direct
 operating and
 programming....                        (35,242)(k)   111,445(n)      (3,211)(p)     515,460
 Selling,
 general and
 administrative..                        35,242(k)         --         (2,950)(p)     295,030
 Depreciation
 and
 amortization...                        (30,664)(l)    68,162(o)      34,357(q)      488,715
                                    --------------- ------------- -------------- ---------------
 Total..........                        (30,664)      179,607         28,196       1,299,205
                                    --------------- ------------- -------------- ---------------
Operating income
(loss)..........                         30,664       (81,399)       (34,884)        136,783
                                    --------------- ------------- -------------- ---------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                             --            --             --              --
 Interest
 expense--net...                         19,570(m)     13,237(n)     (50,762)(p)    (519,881)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                             --            --             --             114
 Equity in loss
 of Hyperion
 joint
 ventures.......                             --            --             --          (9,580)
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                             --            --             --          16,438
 Hyperion
 preferred stock
 dividends......                             --            --             --         (21,536)
 Gain on sale of
 assets.........                             --            --             --          12,401
 Other..........                             --            --         (7,018)(p)        (633)
                                    --------------- ------------- -------------- ---------------
 Total..........                         19,570        13,237        (57,780)       (522,677)
                                    --------------- ------------- -------------- ---------------
(Loss) income
before income
taxes
and extraordinary loss..                 50,234       (68,162)       (92,664)       (385,894)
Income tax
benefit
(expense).......                             --            --         (8,390)(p)     101,707
                                    --------------- ------------- -------------- ---------------
(Loss) income
from continuing
operations......                         50,234       (68,162)      (101,054)       (284,187)
Dividend
requirements
applicable
to preferred stock..                         --            --             --         (44,437)
                                    --------------- ------------- -------------- ---------------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations......                       $ 50,234      $(68,162)     $(101,054)     $ (328,624)
                                    =============== ============= ============== ===============
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                                                                  $    (2.79)(r)
                                                                                 ===============
Weighted average
shares of common
stock outstanding (in thousands)..                                                   117,615(r)
                                                                                 ===============

-----
*Nine months ended February 28, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                      Nine Months Ended December 31, 1998
                            (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of: (i) approximately $295,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $345,000 from the April 28, 1999 7 7/8% Senior Notes issued by Adelphia, (iii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock, (iv) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, (v) $330,000 from the December 30, 1998 financing of the Western New York Partnership and (vi) approximately $268,000 from the 1998 offering of 8,805,315 shares of Adelphia Class A common stock, as if such transactions had occurred on April 1, 1998. Also gives effect to the elimination of $7,932 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Represents the estimated effect on the estimated income tax provision of the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus, and related pro forma adjustments.

(g) Gives effect to the April 30, 1999 and May 14, 1999 sales of an aggregate $575,000 of Adelphia 5 1/2% Series D convertible preferred stock as if such sales had occurred on April 1, 1998.

(h) Represents the elimination of overhead costs allocated from Adelphia.

(i) Represents the additional depreciation and amortization expense resulting from the acquisition of Telesat's interests in Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(j) Represents the elimination of interest expense paid to Adelphia.

(k) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(l) Represents pro forma reduction of FrontierVision historical depreciation and amortization expense to conform to Adelphia's depreciation and amortization periods, net of additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(m) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                STATEMENT OF CONTINUING OPERATIONS--(Continued)

                      Nine Months Ended December 31, 1998
                            (Dollars in thousands)

(n) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.

(o) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(p) Represents amounts resulting from the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(q) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition of Harron and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(r) Gives effect to the repurchase and issuance of Adelphia Class A common stock in connection with: (i) repurchase of approximately 1,091,524 shares from Telesat, (ii) 8,600,000 shares issued January 14, 1999, (iii) 8,805,315 shares issued in the 1998 offering, (iv) 7,000,000 shares to be issued in the FrontierVision acquisition, (v) approximately 48,700,000 shares to be issued in the Century acquisition, (vi) 8,000,000 shares issued April 28, 1999, and (vii) intended sale of 6,171,824 shares of Adelphia Class B common stock to Highland Holdings to be completed by January 23, 2000, as if such transactions had been consummated on April 1, 1998. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                        Six Months Ended June 30, 1999
               (Dollars in thousands, except per share amounts)

                                                                                 Adelphia        Olympus     FrontierVision
                        Adelphia   Olympus   FrontierVision Century*   Harron    Pro Forma      Pro Forma      Pro Forma
                           (a)       (a)          (a)          (a)       (a)    Adjustments    Adjustments    Adjustments
                        ---------  --------  -------------- ---------  -------  -----------    -----------   --------------
Revenues.........       $ 432,494  $128,217     $146,713    $ 263,136  $71,409   $     --        $    --        $     --
                        ---------  --------     --------    ---------  -------   --------        -------        --------
Operating
expenses:
 Direct operating
 and
 programming.....         139,930    44,864       79,893       56,139   27,167         --             --         (34,192)(k)
 Selling, general
 and
 administrative..         110,727    32,453        3,369       65,109   16,990      9,275(b)      (9,275)(h)      34,192(k)
 Depreciation and
 amortization....         120,551    36,400       62,103       75,579   12,815         --          2,120(i)      (22,141)(l)
                        ---------  --------     --------    ---------  -------   --------        -------        --------
 Total...........         371,208   113,717      145,365      196,827   56,972      9,275         (7,155)        (22,141)
                        ---------  --------     --------    ---------  -------   --------        -------        --------
Operating
income...........          61,286    14,500        1,348       66,309   14,437     (9,275)         7,155          22,141
                        ---------  --------     --------    ---------  -------   --------        -------        --------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........          24,000        --           --           --       --    (24,000)(c)         --              --
 Interest
 expense--net....        (131,783)  (38,131)     (65,772)     (95,789)  (7,330)   (25,689)(d)     18,535(j)       13,127(m)
 Equity in loss
 of Olympus and
 other joint ventures..   (37,935)       --           --           --       --     35,999(e)          --              --
 Equity in loss
 of Hyperion
 joint ventures..          (7,094)       --           --           --       --         --             --              --
 Minority
 interest in
 losses (income)
 of
 subsidiaries....          26,060        --           --       (5,133)      --         --             --              --
 Hyperion
 preferred stock
 dividends.......         (15,479)       --           --           --       --         --             --              --
 Gain (loss) on
 sale of assets..           2,354        --           --          421       --         --             --              --
 Other...........              --      (120)       8,899           79       83         --             --              --
                        ---------  --------     --------    ---------  -------   --------        -------        --------
 Total...........        (139,877)  (38,251)     (56,873)    (100,422)  (7,247)   (13,690)        18,535          13,127
                        ---------  --------     --------    ---------  -------   --------        -------        --------
(Loss) income
before income
taxes and
extraordinary loss..      (78,591)  (23,751)     (55,525)     (34,113)   7,190    (22,965)        25,690          35,268
Income tax
benefit
(expense)........           4,046      (180)       1,387       21,970     (222)    33,675(f)          --              --
                        ---------  --------     --------    ---------  -------   --------        -------        --------
(Loss) income
from continuing
operations.......         (74,545)  (23,931)     (54,138)     (12,143)   6,968     10,710         25,690          35,268
Dividend
requirements
applicable to
preferred stock..         (13,000)       --           --           --       --    (15,813)(g)         --              --
                        ---------  --------     --------    ---------  -------   --------        -------        --------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations.......       $ (87,545) $(23,931)    $(54,138)   $ (12,143) $ 6,968   $ (5,103)       $25,690        $ 35,268
                        =========  ========     ========    =========  =======   ========        =======        ========
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................       $   (1.61)
                        =========
Weighted average
shares of common
stock outstanding
(in thousands)...          54,381
                        =========
                          Century        Harron        Pro Forma
                         Pro Forma      Pro Forma       Adelphia
                        Adjustments    Adjustments    Consolidated
                        -------------- -------------- --------------
Revenues.........        $ 66,848(n)    $ (4,484)(p)   $1,104,333
                        -------------- -------------- --------------
Operating
expenses:
 Direct operating
 and
 programming.....          80,101(n)      (1,960)(p)      391,942
 Selling, general
 and
 administrative..              --         (3,425)(p)      259,415
 Depreciation and
 amortization....          53,773(o)      23,026(q)       364,226
                        -------------- -------------- --------------
 Total...........         133,874         17,641        1,015,583
                        -------------- -------------- --------------
Operating
income...........         (67,026)       (22,125)          88,750
                        -------------- -------------- --------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........              --             --               --
 Interest
 expense--net....           13,253(n)    (32,564)(p)     (352,143)
 Equity in loss
 of Olympus and
 other joint ventures..        --             --           (1,936)
 Equity in loss
 of Hyperion
 joint ventures..              --             --           (7,094)
 Minority
 interest in
 losses (income)
 of
 subsidiaries....              --             --           20,927
 Hyperion
 preferred stock
 dividends.......              --             --          (15,479)
 Gain (loss) on
 sale of assets..              --             --            2,775
 Other...........              --           (702)(p)        8,239
                        -------------- -------------- --------------
 Total...........          13,253        (33,266)        (344,711)
                        -------------- -------------- --------------
(Loss) income
before income
taxes and
extraordinary loss..      (53,773)       (55,391)        (255,961)
Income tax
benefit
(expense)........              --             22(p)        60,698
                        -------------- -------------- --------------
(Loss) income
from continuing
operations.......         (53,773)       (55,369)        (195,263)
Dividend
requirements
applicable to
preferred stock..              --             --          (28,813)
                        -------------- -------------- --------------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations.......        $(53,773)      $(55,369)      $ (224,076)
                        ============== ============== ==============
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................                                      $   (1.85)(r)
                                                      ==============
Weighted average
shares of common
stock outstanding
(in thousands)...                                         121,384(r)
                                                      ==============

-----
*Six Months Ended May 31, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                        Six Months Ended June 30, 1999
                            (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of: (i) approximately $295,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $345,000 from the April 28, 1999 7 7/8% Senior Notes issued by Adelphia, (iii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock and (iv) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, as if such transactions had occurred on April 1, 1998. Also gives effect to the elimination of $18,535 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Represents the estimated effect on the estimated income tax provision of the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus, and related pro forma adjustments.

(g) Gives effect to the April 30, 1999 and May 14, 1999 sales of an aggregate $575,000 of Adelphia 5 1/2% Series D convertible preferred stock as if such sales had occurred on April 1, 1998.

(h) Represents the elimination of overhead costs allocated from Adelphia.

(i) Represents the additional depreciation and amortization expense resulting from the acquisition of Telesat's interests in Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(j) Represents the elimination of interest expense paid to Adelphia.

(k) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(l) Represents pro forma reduction of FrontierVision historical depreciation and amortization expense to conform to Adelphia's depreciation and amortization periods, net of additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(m) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

(n) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.

(o) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                STATEMENT OF CONTINUING OPERATIONS--(Continued)

                        Six Months Ended June 30, 1999
                            (Dollars in thousands)

   accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(p) Represents amounts resulting from the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(q) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition of Harron and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(r) Gives effect to the repurchase and issuance of Adelphia Class A common stock in connection with: (i) repurchase of approximately 1,091,524 shares from Telesat, (ii) 8,600,000 shares issued January 14, 1999, (iii) 7,000,000 shares to be issued in the FrontierVision acquisition,
    (iv) approximately 48,700,000 shares to be issued in the Century acquisition, (v) 8,000,000 shares issued April 28, 1999, and (vi) the intended sale of 6,171,824 shares of Adelphia Class B common stock to Highland Holdings to be completed by January 23, 2000, as if such transactions had been consummated on April 1, 1998. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.